COOPERATION AGREEMENT

made by and between

HPIL ENERGYTECH Inc.

and

ECOVAL & CO. S.R.L.

November 10, 2014

Table of Contents

1.	Term.............................................................................................................................	3
2.	Goals And Objectives ..................................................................................................	3
3.	Obligations Of The Parties...........................................................................................	3
4.	Confidentiality ..................................................................................................	3
5.	Relation Of The Parties……………............................................................................	3
6.	Closing ……………....................................................................................................	3
7.	Representations, Warranties, And Covenants Of ECOVAL&CO…………..……….	3
8.	Representations, Warranties, And Covenants Of HPIL ET….....................................	4
9.	ECOVAL&CO’s Indemnity……...…………………..................................................	5
10.	HPIL ET’s Indemnity…..............................................................................................	5
11.	Payment Of Expenses…...............................................................................................	5
12.	Approval Of Counsel…...............................................................................................	5
13.	Notices….....................................................................................................................	6
14.	Additional Undertakings…..........................................................................................	6
15.	Compliance With The Foreign Corrupt Practices Act And Export Control And Antiboycott Laws.................................................................................................	6
16.	Arbitration…................................................................................................................	7
17.	Governing Law…........................................................................................................	7
18.	Binding Effect…..........................................................................................................	7
19.	Counterparts….............................................................................................................	7
20.	No Reliance…..............................................................................................................	7
21.	Early Termination…....................................................................................................	7
22.	Captions…...................................................................................................................	7
23.	Entire Agreement….....................................................................................................	8

COOPERATION AGREEMENT

THIS COOPERATION AGREEMENT (“Agreement”) is signed this 10th day of November, 2014 (the “Closing Date”), by and between HPIL ENERGYTECH Inc., a Nevada (USA) corporation (hereafter “HPIL ET”) and ECOVAL & CO. S.R.L., a private limited company domiciled in Italy (hereafter “ECOVAL&CO”).

R E C I T A L S:

The following is a recital of facts underlying this Agreement:

A.              HPIL ET is focused on investing in both private and public companies in the energy business sector. HPIL ET does not restrict its potential candidate target companies to any specific geographical location and thus acquires various types of business in the energy sector.  HPIL ET is active with the acquisitions of intellectual properties and technologies in the energy sector.

B.              HPIL ET is a wholly owned subsidiary of HPIL HOLDING, a Nevada (USA) corporation and a worldwide diversified investing holding company.  HPIL HOLDING is a US Public and SEC reporting company.

C.              ECOVAL&CO was founded to develop cutting-edge plant and technology solutions to meet clients’ energy needs, guaranteeing environmental sustainability and the reliability of technology cycles. ECOVAL&CO is a company that operates, in general and among other things, in the sectors of design and construction of thermal power plants in a cogeneration and regeneration configuration, open or combined cycle, fueled with renewable fuels such as vegetal biomass. ECOVAL&CO designs and realizes projects based on ethical principles for the development of agronomic supply chains (food and non food) that can revamp and enhance the developing countries through the use of an international innovative agriculture.

D.              ECOVAL&CO, also through its related partners, has the know-how, the resources and the technical knowledge useful for the development, the design, the supply and the installation of cogeneration, regeneration and/or poly-generation power plants, with or without the extension to operate for heat distribution in district heating, in accordance with legislation and therefore for the achievement of necessary permits for the construction, the start-up, the managing and the according to the law operation of the same power plants.

E.              ECOVAL&CO has a wide experience concerning agronomic crops dedicated to the production of vegetable biomass to be used as fuel. Thanks to its team of agronomists, ECOVAL&CO has developed and made experimentations (across Europe, Middle East and Africa) and it has selected a number of seeds that can be considered in accordance with the Herbal Crops® name for the production of a vegetal crop (no food) classified as Biomass for combustion for energy use and for the use the only combustion systems designed and built by the same ECOVAL&CO.

F.               ECOVAL&CO operates, and has always operated, according to all regulations in force and is fully respectful of the environment. ECOVAL&CO periodically evaluates it’s conformity to applicable regulations and obtains the necessary permits, clearances and certificates.

NOW, THEREFORE, HPIL ET and ECOVAL&CO (hereafter the “Party” or collectively the “Parties”) in consideration of and in reliance upon the representations, warranties, covenants and agreements contained herein, hereby agree to cooperate together to expand the ECOVAL&CO projects and bind themselves to undertake this Agreement under the following terms and conditions:

1.               Term

The term of this Agreement shall be one (1) year unless terminated earlier in accordance with the terms of this Agreement (the "Term").

2.               Goals And Objectives

The Parties are working cooperatively to develop and cooperate to expand the ECOVAL&CO projects.  The Parties agree to develop a list of target cooperation projects and common goals, and consequent agreements if required, within six (6) Months of signing this Agreement.

3.               Obligations Of The Parties

3.1.        HPIL ET’s obligations under this Agreement are to:

(i)               Follow up on developments regarding ECOVAL&CO;

(ii)             Work with ECOVAL&CO as appropriate.

3.2.        ECOVAL&CO’s obligations under this Agreement are to:

(i)               Keep HPIL ET aware of developments regarding ECOVAL&CO;

(ii)             Work with HPIL ET as appropriate.

4.               Confidentiality

Subject to sub-clause below, each Party shall treat as strictly confidential all information received or obtained as a result of entering into or performing this Agreement. Each Party may disclose information which would otherwise be confidential if and to the extent:

(i)               required by the law of any relevant jurisdiction;

(ii)             the information has come into the public domain through no fault of that Party; or

(iii)           the other Party has given prior written approval to the disclosure, provided that any such information disclosed shall be disclosed only after consultation with and notice to the other Party.

5.               Relation Of The Parties

The nature of relationship between the Parties is that of two independent contractor's working together to achieve common goals. There is no payment or compensation contemplated under this Agreement.

6.               Closing

The closing of this Agreement shall take place at the offices of HPIL ET, 7075 Gratiot Road, Suite One, Saginaw, Michigan 48609 (United States of America), or other mutually agreed upon location.

7.               Representations, Warranties, And Covenants Of ECOVAL&CO

ECOVAL&CO hereby represents, warrants, and covenants to HPIL ET that:

7.1.        Authorization

This Agreement constitutes a valid and legally binding obligation of ECOVAL&CO, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

7.2.        Consents

To ECOVAL&CO’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of ECOVAL&CO is required in connection with the consummation of the transactions contemplated by this Agreement.

7.3.        Compliance With Other Instruments

The execution, delivery and performance of this Agreement contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to ECOVAL&CO, or an event that results in the creation of any lien, charge or encumbrance upon the Agreement.

7.4.        Litigation

There is no action, suit, proceeding or investigation pending or, to ECOVAL&CO’s knowledge, currently threatened that questions the validity of this Agreement, or the right of ECOVAL&CO  to enter into this Agreement.

8.               Representations, Warranties, And Covenants Of HPIL ET

8.1.        Authorization

This Agreement constitutes a valid and legally binding obligation of HPIL ET, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

8.2.        Consents

To HPIL ET’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of HPIL ET is required in connection with the consummation of the transactions contemplated by this Agreement.

8.3.        Compliance With Other Instruments

The execution, delivery and performance of this Agreement contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to HPIL ET, or an event that results in the creation of any lien, charge or encumbrance upon the Agreement.

8.4.        Litigation

There is no action, suit, proceeding or investigation pending or, to HPIL ET’s knowledge, currently threatened that questions the validity of this Agreement, or the right of HPIL ET to enter into this Agreement.

9.               ECOVAL&CO’s Indemnity

9.1.        HPIL ET shall indemnify, defend, and hold harmless ECOVAL&CO  from, against and with respect to any claim, liability, obligations, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand) or any kind or character (collectively, “Losses”) arising out of or in any manner, incident, relating or attributable to: any inaccuracy in any representation or breach of warranty of ECOVAL&CO contained in this Agreement and (ii) any failure by HPIL ET to perform or observe, or to have performed or observed in full any covenant, agreement or condition to be performed or observed by HPIL ET under this Agreement or any of the other agreements or instruments executed and delivered by HPIL ET on the Closing Date.

9.2.        ECOVAL&CO agrees that the sole and exclusive remedy for money damages related to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 9.

10.            HPIL ET’s Indemnity

10.1.    ECOVAL&CO shall indemnify, defend, and hold harmless HPIL ET from, against and with respect to any claim, liability, obligations, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand) or any kind or character (collectively, “Losses”) arising out of or in any manner, incident, relating or attributable to: any inaccuracy in any representation or breach of warranty of HPIL ET contained in this Agreement and (ii) any failure by ECOVAL&CO to perform or observe, or to have performed or observed, in full any covenant, agreement or condition to be performed or observed by ECOVAL&CO under this Agreement or any of the other agreements or instruments executed and delivered by ECOVAL&CO on the Closing Date.

10.2.    HPIL ET agrees that the sole and exclusive remedy for money damages relating to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 10.

11.            Payment Of Expenses

Each of the Parties shall pay their own expenses associated with this Agreement and the transactions contemplated herein.

12.            Approval Of Counsel

All instruments or documents to be delivered by any Party to this Agreement shall be in form and content reasonably satisfactory to the counsel for the Party receiving such instrument or document.

13.            Notices

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) five (5) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) when dispatched by electronic facsimile transmission (with confirmation of successful transmission), or (d) one (1) business day after having been dispatched by an internationally recognized overnight courier service, in each case to the appropriate Party at the address or facsimile number specified below:

If to HPIL ET:

HPIL ENERGYTECH Inc.

Attn.:  Louis Bertoli, President and CEO

7075 Gratiot Road, Suite One

Saginaw, Michigan 48609

United States of America

Facsimile No.:  001(248)750-1016

with a copy (which shall not constitute notice) to the following e-mail addresses:

info@hpilenergytech.com

If to the ECOVAL&CO:

ECOVAL & CO. S.R.L.

Attn.: Mario Fabio Valotti, President and CEO

Via Mantova 82/a

Montichiari 25018 (Brescia)

Italy

Facsimile No.: 0039(030)965-2871

with a copy (which shall not constitute notice) to the following e-mail address:

valotti@ecoval-co.com

Any Party hereto may change its address or facsimile number for the purposes of this Section 13 by giving notice as provided herein.

14.            Additional Undertakings

The Parties shall hereafter each take those actions and execute and deliver those documents and instruments as shall be reasonably necessary in order to fulfill the intent and purpose of this Agreement, and shall cooperate in any filing, registration, investigation or other activity that shall be required or shall occur as a result of or in connection with this transaction.

15.            Compliance With The Foreign Corrupt Practices Act And Export Control And Antiboycott Laws

Neither ECOVAL&CO  or HPIL ET or any representative of ECOVAL&CO or HPIL ET in its capacity as such has violated the Foreign Corrupt Practices Act or the anticorruption laws of any jurisdiction where ECOVAL&CO or HPIL ET does business.  Each of ECOVAL&CO  and HPIL ET has at all times complied with all legal requirements relating to export control and trade sanctions or embargoes.  Either ECOVAL&CO or HPIL ET have violated the antiboycott prohibitions contained in 50 U.S.C. Sections 2401 et seq. or taken any action that can be penalized under Section 999 of the Internal Revenue Code of 1986, as amended.

16.            Arbitration

Any and all disputes or controversies between the Parties arising out of or in connection with this Agreement shall be finally settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce; provided, a Party may seek a temporary restraining order, preliminary injunction, or other provisional judicial relief if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo.  Despite any such action for provisional relief, the Parties will continue to participate in good faith in the procedures specified in this Section 16.  Each Party shall appoint one arbitrator who shall mutually appoint a third arbitrator who shall be the sole arbitrator for the proceeding.  The arbitration shall be held, and any award shall be rendered, in Paris (France), in the English language.  The award may include reimbursement of the costs of the arbitration (including, without limitation, reasonable attorney fees) to the prevailing Party or a portion of such costs as determined by the arbitrator.  An award of the arbitrator shall be final and binding on the Parties and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction

17.            Governing Law

This Agreement and its application and interpretation will be governed exclusively by its terms and the laws of the State of Nevada (USA), and excluding any conflicts of law provisions which would require the application of any law other than Nevada.

18.            Binding Effect

All of the terms and provisions of this Agreement by or for the benefit of the Parties shall be binding upon and inure to the benefit of their successors, assigns, heirs and personal representatives.  The rights and obligations provided by this Agreement shall not be assignable by any Party.  Except as expressly provided herein, nothing herein is intended to confer upon any person, other than the Parties and their successors, any rights or remedies under or by reason of this Agreement.

19.            Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

20.            No Reliance

No third party is entitled to rely on any of the representations, warranties and agreements contained in this Agreement.  The Parties assume no liability to any third party because of any reliance on the representations, warranties and agreements contained in this Agreement.

21.            Early Termination

The Parties may terminate its performance of related obligations under this Agreement within thirty (30) days of receipt by the Party of written termination notice.

22.            Captions

Captions to sections and subsections of this Agreement have been included solely for the sake of convenient reference and are entirely without substantive effect.

23.            Entire Agreement

This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as set forth specifically herein. No amendment, supplement, modification, waiver or termination of this

Agreement shall be implied or be binding (including, without limitation, any alleged waiver based on a Party’s knowledge of any inaccuracy in any representation or warranty contained herein) unless in writing and signed by the Party against which such amendment, supplement, modification, waiver or termination is asserted.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly therein provided.

THIS COOPERATION AGREEMENT has been entered into as of the date first set forth above.

ECOVAL&CO : ECOVAL & CO. S.R.L., a private limited company domiciled in Italy. By: /s/ Mario Fabio Valotti . Mario Fabio Valotti As: President and CEO	HPIL ET : HPIL ENERGYTECH Inc., a Nevada (USA) corporation. By: /s/ Louis Bertoli . Louis Bertoli As: President and CEO